Exhibit 10.28

325822880.1 SECURED PROMISSORY NOTE $4,500,000 February 11, 2020 (the “Issuance Date”) The undersigned, Denim.LA, Inc., a Delaware corporation (the “Company”), promises to pay to the order of Norwest Venture Partners XI, LP and Norwest Venture Partners XII, LP (each a “Holder” and together the “Holders”) in the respective portions set out in Schedule I hereto, the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000), together with simple interest accrued on the unpaid principal amount at the rate of twelve percent (12.0%) per annum. Interest shall be due and payable to the Holders ratably in cash on the Maturity Date. Interest shall begin to accrue on the date hereof and shall continue to accrue on the outstanding principal until the entire Balance is paid, and shall be computed based on the actual number of days elapsed and on a year of 365 days. This Secured Promissory Note (this “Note”) has been executed and delivered pursuant to and in accordance with the terms and conditions of the Agreement and Plan of Merger, by and between the Company and Denim.LA Acquisition Corp., on the one hand, and Bailey 44, LLC, a Delaware limited liability company (“Bailey”), and the Holders, on the other hand, dated as of February 7, 2020 (the “Merger Agreement”) and is subject to the terms and conditions of the Merger Agreement. This Note is issued to Holders as partial consideration in connection with the Merger whereby a subsidiary of the Company will merge with and into Bailey with Bailey as the Surviving Company of the Merger. The principal balance hereunder shall be available to the Company as a source of funds to satisfy Holders’ indemnification obligations under Article VIII of the Merger Agreement, subject to the limitations and other provisions expressly set forth therein. All payments hereunder shall be paid in lawful money of the United States of America, shall be payable at the place or places hereafter designated by the Holders and shall be made ratably to the Holders based on the outstanding principal amount owed to such Holders immediately prior to giving effect to such payment. Capitalized terms used but not defined in this Note shall have the meanings ascribed to such terms in the Merger Agreement. 1. Definitions. The following definitions shall apply for all purposes of this Note: “Balance” means, at the applicable time, all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid hereunder. “Business Day” means a weekday on which banks are open for general banking business in Los Angeles, CA. “CIT Debt” means the Debt incurred by Bailey from time to time pursuant to that certain Factoring Agreement, dated March 4, 2004, by and between CIT Group/Commercial Services, Inc. and Bailey 44, LLC. “Debt” means for any Person (a) all indebtedness for borrowed money, (b) all obligations represented by bonds, debentures, notes, securities or other evidences of indebtedness, (c) all DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02

325822880.1 indebtedness representing deferred payment of the purchase price of property or assets, (d) capitalized lease obligations, (e) all indebtedness under guaranties, endorsements, assumptions or other contingent obligations, in respect of, or to purchase or otherwise acquire, indebtedness of others, (f) all indebtedness secured by a Lien existing on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof, (g) all indebtedness of any partnership of which such Person is a general partner, except to the extent that applicable law and the terms of such indebtedness expressly provide that such Person is not liable therefor, (h) all obligations of such Person in respect of letters of credit, bankers acceptances, surety bonds or similar instruments issued or accepted by banks or other financial institutions for the account of such Person, (i) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (j) all obligations of such Person, whether or not contingent, to purchase, redeem, retire, defease or otherwise acquire for value or make any cash payments in respect of Disqualified Stock, valued at, in the case of redeemable preferred stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Equity Interests plus accrued and unpaid dividends and (k) all guarantees of the foregoing by such Person. “Disqualified Stock” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one hundred eighty (180) days following the Maturity Date (excluding any provisions requiring redemption upon a “change of control” or similar event; provided that such “change of control” or similar event would result in the prior payment in full in cash of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), (b) is convertible into or exchangeable for (i) indebtedness or (ii) any Equity Interest referred to in (a) above, in each case, at any time on or prior to the date that is one hundred eighty (180) days following the Maturity Date, or (c) is entitled to receive scheduled dividends or distributions in cash (except for distributions for taxes attributable to the operations of the business) prior to the time that the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) are paid in full in cash. “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by Holder in connection with this Note under applicable law. 2. Maturity Date; Payment; Interest Limitation. 2.1 Maturity Date and Payment. The Balance shall be due and payable in full to the Holders ratably on the earliest to occur of (i) one (1) day following the closing date of the IPO, (ii) one (1) day following the closing date of a Denim Sale or (iii) December 31, 2020 (such earliest date, the “Maturity Date”). This Note may be prepaid at any time, in whole or in part, at the option of the Company, without penalty or premium. DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02

325822880.1 2.2 Mandatory Prepayment. If the Company or any of its subsidiaries shall receive proceeds from any financing transaction (other than an IPO) after the Issuance Date, then for each whole increment of $10,000,000 in gross proceeds received by the Company or any of its subsidiaries in aggregate after the Issuance Date (on a cumulative basis), the Company shall make a principal payment to the Holders ratably in an aggregate amount of $1,500,000. 2.3 Interest. Notwithstanding anything herein to the contrary, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, then the Company shall not be obligated to pay, and Holder shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. 3. Right of Setoff. The Company shall have the right to withhold and setoff against the Balance any amount to which a Denim Indemnified Party is entitled to indemnification pursuant to Article VIII of the Merger Agreement, subject to the limitations and other provisions set forth therein. 4. Events of Default. The following events shall be considered Events of Default (each an “Event of Default”) with respect to this Note: (a) The Company shall default in the payment of any part of the principal or unpaid accrued interest on the Note or the Pledge Agreement for more than five (5) Business Days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; (b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action effecting the dissolution or liquidation of the Company; (c) Upon the commencement of any proceeding against the Company seeking any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02

325822880.1 liquidator of the Company or of all or any substantial part of the properties of the Company, and such appointment shall not have been vacated; or (d) The Company shall fail to observe or perform in any material respect any covenant, obligation, condition or agreement contained in the Merger Agreement, this Note or the Pledge Agreement and (i) such failure shall continue for fifteen (15) Business Days after notice thereof, or (ii) if such failure is not curable within such fifteen (15) Business Day period, but is reasonably capable of cure within thirty (30) Business Days and an additional period for cure would not be materially prejudicial or adverse to Holders, either (A) such failure shall continue for thirty (30) Business Days or (B) the Company shall not have commenced a cure in a manner reasonably satisfactory to Holders within the thirty (30) Business Day period. 5. Remedies. Subject to the provisions of the Merger Agreement, upon the occurrence of an Event of Default at the option and upon the declaration of Holders (or automatically upon the occurrence of an Event of Default described in clause (b) or (c) above), the Balance shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and any Holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise, including the exercise of rights and remedies of a secured creditor under the UCC. If any obligations or other amounts payable under this Note are not paid as and when due, Company hereby authorizes each Holder to proceed, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of Company to the full extent of all obligations owed to Holders. Company hereby appoints each Holder and its representatives as Company’s true and lawful attorney-in-fact with full power and authority in the place and stead of Company and in the name of Company, for the purpose of carrying out the terms of this Note, to take the appropriate actions and to execute and deliver (and perform under on Company’s behalf) any agreement, document or instrument that may be necessary to accomplish the purposes set forth in this Note, in each case upon and after the occurrence and during the continuance of an Event of Default. 6. General Provisions. 6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however that the Company may not assign its obligations under this Note without the written consent of Holders of a majority-in-interest of the aggregate principal amount of the Note then outstanding (the “Requisite Note Holders”). Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note. 6.2 Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware. DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02

325822880.1 6.3 Notices. Any notice required or permitted to be given hereunder shall be given in accordance with Section 9.02 of the Merger Agreement. 6.4 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. 6.5 Amendments and Waivers. Any term of the Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Requisite Note Holders. 6.6 Officers and Directors not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note. 6.7 Cost of Collection. The Company promises to pay reasonable and documented attorneys’ fees and court and other costs if this Note is placed in the hands of an attorney to collect or enforce this Note. In addition, if action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action. 7. Security. All obligations owing under this Note from time to time, including, without limitation, principal amounts, interest, premium (if any), fees, and other amounts, shall be secured pursuant to the terms of the Pledge Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among the Company, as pledgor, and the Holders, as the secured parties. The parties hereto acknowledge and agree that the execution and delivery of the Pledge Agreement as of the date hereof is a condition precedent to the delivery of this Note and intended to induce the Holders to grant credit to the Company in connection herewith. 8. Debt Covenant. The Company will not permit Bailey or any of its subsidiaries to create, incur or permit any Debt, except (i) the CIT Debt in an aggregate amount not to exceed $2,000,000 at any time outstanding and (ii) Debt incurred in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $25,000 in aggregate at any time outstanding. [Remainder of this page intentionally left blank] DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02

325822880.1 DENIM.LA, INC. By: Name: Title: DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02 Hil Davis CEO

325822880.1 Schedule I Holder Principal Amount Norwest Venture Partners XI, LP $2,250,000 Norwest Venture Partners XII, LP $2,250,000 Total $4,500,000 DocuSign Envelope ID: 3527CCE6-E463-46D4-9FE8-6C08CC5D4D02